                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  August 27, 1998


                      HEALTH CARE PROPERTY INVESTORS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

   Maryland                      1-8895                    33-0091377
   --------                      ------                    ----------
(State or Other         (Commission File Number)      (I.R.S. Employer
Jurisdiction of                                        Identification No.)
Incorporation)


       4675 MacArthur Court, 9th Floor, Newport Beach, California  92660
       -----------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (949) 221-0600
                                 --------------
              (Registrant's telephone number, including area code)

                             Item 5.  Other Events.
                                      ------------

MEDIUM TERM NOTES OFFERING

     On June 18, 1998, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-57163) (the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of up to $600,000,000 aggregate offering price of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share, and/or unsecured debt securities of the Company, which Registration Statement was declared effective on June 30, 1998.

     On August 27, 1998, the Company entered into a distribution agreement (the "Distribution Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., NationsBanc Montgomery Securities LLC and BNY Capital Markets, Inc., as underwriters, pursuant to which the Company agreed to issue and sell up to an aggregate initial offering price of $150,000,000 Medium-Term Notes, Series D, due nine months or more from date of issue (the "Notes"). The Distribution Agreement is attached hereto as an Exhibit.

PREFERRED STOCK OFFERING

     Pursuant to the Registration Statement, on September 1, 1998, the Company entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as underwriters, pursuant to which the Company agreed to issue and sell up to 5,750,000 shares of the Company's 8.70% series B cumulative redeemable preferred stock (the "Series B Preferred Shares"). Each of the Purchase Agreement, an opinion with respect to the legality of the Series B Preferred Shares and an opinion with respect to tax matters of the Series B Preferred Shares is attached hereto as an Exhibit.

PRESS RELEASE

     On September 9, 1998, the Company issued a press release announcing the issuance of the Series B Preferred Shares.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

          1.1 Distribution Agreement, dated August 27, 1998, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., NationsBanc Montgomery Securities LLC and BNY Capital Markets, Inc.

          1.2 Purchase Agreement, dated September 1, 1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc.

          1.3  Press Release, dated September 9, 1998, of the Company.

          4.1 Officers' Certificate pursuant to Section 301 of the Indenture dated as of September 1, 1993 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled "Medium-Term Notes, Series D."

          4.2  Note described in Exhibit 4.1.

          5.1 Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP regarding legality of the Medium-Term Notes, Series D.

          5.2 Opinion of Latham & Watkins regarding legality of the Medium-Term Notes, Series D.

          5.3 Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP regarding legality of the Series B Preferred Shares.

          8.1  Opinion regarding tax matters of the Medium-Term Notes, Series D.

          8.2  Opinion regarding tax matters of the Series B Preferred Shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated:  September 29, 1998

                         HEALTH CARE PROPERTY INVESTORS, INC.


                         By:  /s/ Edward J. Henning
                              -----------------------------------------
                              Name:  Edward J. Henning
                              Title:  Senior Vice President,
                              General Counsel and
                              Corporate Secretary

                                 EXHIBIT INDEX

1.1 Distribution Agreement, dated August 27, 1998, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., NationsBanc Montgomery Securities LLC and BNY Capital Markets, Inc.

1.2 Purchase Agreement, dated September 1, 1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc.

1.3  Press Release, dated September 9, 1998, of the Company.

4.1 Officers' Certificate pursuant to Section 301 of the Indenture dated as of September 1, 1993 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled "Medium-Term Notes, Series D."

4.2  Note described in Exhibit 4.1.

5.1 Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP regarding legality of the Medium-Term Notes, Series D.

5.2 Opinion of Latham & Watkins regarding legality of the Medium-Term Notes, Series D.

5.3 Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP regarding legality of the Series B Preferred Shares.

8.1  Opinion regarding tax matters of the Medium-Term Notes, Series D.

8.2  Opinion regarding tax matters of the Series B Preferred Shares.